UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2025
Couchbase, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40601	26-3576987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3155 Olsen Drive San Jose, California 95117
(Address of principal executive offices, including zip code)
(650) 417-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	BASE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On June 3, 2025, Couchbase, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended April 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 29, 2025, the Company held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 48,904,954 shares of the Company’s common stock, or approximately 91% of the shares outstanding and entitled to vote at the Annual Meeting. The voting results for each of the proposals considered at the Annual Meeting are provided below.
1. Election of Directors
The Company’s stockholders elected each of the following nominees as Class I directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders or until their respective successors are duly elected and qualified, by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward T. Anderson	35,417,602	4,353,807	9,133,545
Matthew M. Cain	34,725,270	5,046,139	9,133,545
Lynn M. Christensen	30,743,784	9,027,625	9,133,545
Aleksander J. Migon	35,428,982	4,342,427	9,133,545
2. Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026 by the following vote:

Votes For	Votes Against	Abstentions
46,288,126	2,538,937	77,891
3. Advisory, Non-Binding Vote to Approve the Compensation of Our Named Executive Officers
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,163,012	5,507,839	100,558	9,133,545
4. Advisory, Non-Binding Vote on the Frequency of Future Advisory Non-Binding Votes to Approve the Compensation of Our Named Executive Officers
The Company’s stockholders approved, on a non-binding advisory basis, “One Year” as the preferred frequency of future advisory non-binding votes to approve the compensation of the Company’s named executive officers by the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
37,489,845	12,250	40,918	2,228,396	9,133,545

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Couchbase, Inc. dated June 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUCHBASE, INC.

/s/ BILL CAREY
By:	Bill Carey
Title:	Interim Chief Financial Officer and Chief Accounting Officer

Date: June 3, 2025